Exhibit 10.7

UNANIMOUS WRITTEN CONSENT

 IN LIEU OF A SPECIAL MEETING OF

THE BOARD OF DIRECTORS OF

QUANTUM ENERGY INC.

The undersigned being all of the Members of the Board of Directors (the “Board”) of Quantum Energy Inc., a Nevada Corporation (the “Company”), in lieu of holding a special meeting of the Board and pursuant the Nevada Revised Statutes, which authorizes the taking of action by written consent of the Board without a meeting, hereby as of February 8, 2018, consent to the corporate actions specified below and adopt the following resolutions by written consent, without a meeting and waiving all notice of such a meeting:

WHEREAS, (i) pursuant to the Articles of Incorporation of the Company, the Company is authorized to issue 5,000,000 shares of preferred Stock, par value $0.001 per share (“Preferred Stock”), and (ii) the Company’s previous Board approved resolutions providing for the establishment and designation of 200,000 shares of shares of Preferred Stock as 6% Series B Convertible Preferred Stock (“Series B Preferred Stock”) with such rights, powers and preferences and qualifications, limitations as set forth in the Certificate of Designations. Preferences and Rights of the Series A Preferred Stock (a copy of which is attached hereto as Exhibit 1), and (iii) the Company previously issued said 200,000 shares of Series B Preferred Stock, which shares have subsequently been returned by its holder to the Company for cancellation, and (iv) the Company’s Board now deems it to be in the best interest of the Corporation to (a) cancel the designation and establishment of such Series B Preferred Stock and (b) to cancel Certificate of Designations. Preferences and Rights of the Series B Preferred Stock and (iv) to reserve and hold in treasury said 200,000 shares of Preferred Stock in treasury as undesignated and unclassified shares of Preferred Stock, without any designation of rights and preferences and to keep such shares of undesignated and unclassified Preferred Stock for future issuance with such designations, rights and preferences as the Board may hereinafter approve.

NOW, THEREFORE, BE IT RESOLVED, that (i) the previously approved Certificate of Designations, Preferences and Rights of the Series B Preferred Stock is hereby cancelled and of no force and effect and (ii) that such previously designated 200.000 shares of Preferred Stock shall be returned and held in the Company’s treasury as undesignated and unclassified shares of Preferred Stock for future issuance with such designations, rights and preferences as may hereinafter be approved by the Board; and it is

FURTHER RESOLVED, that this Consent may be executed in two or more counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same consent notwithstanding that all parties are not signatory to the same counterpart. The delivery of copies of this Consent and of signature pages by electronic mail or facsimile transmission shall constitute effective execution and delivery of this Consent as to the parties and may be used in lieu of the original Consent for all purposes. Signatures of the parties transmitted by electronic mail or facsimile shall be deemed to be their original signatures for all purposes; and it is

FURTHER RESOLVED, that this Action by Written Consent shall be filed with the minutes of the meetings of the Corporation’s Board, and shall have the same force and effect as the vote of the Directors as a duly called and noticed meeting of the Board.

FURTHER RESOLVED, that in addition to and without limiting the foregoing, the proper officers of the Corporation be. and each of them hereby is. authorized, empowered and directed to take, or cause to be taken, such further action, to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as such officer may deem appropriate in order to effect the purpose or intent of the foregoing resolutions.

[The remainder of this page is blank. The executions are on the following page.]

EXECUTION PAGE FOR THE

 UNANIMOUS WRITTEN CONSENT OF

THE BOARD OF DIRECTORS OF

QUANTUM ENERGY INC.

IN WITNESS WHEREOF, the undersigned have executed the foregoing Consent effective as of February 8, 2018.

Jeffrey J. Mallmes

Andrew J. Kacic

Stanley F. Wilson

Keith Stemler

BEING ALL THE DIRECTORS OF THE COMPANY

EXECUTION PAGE FOR THE

 UNANIMOUS WRITTEN CONSENT OF

THE BOARD OF DIRECTORS OF

QUANTUM ENERGY INC.

IN WITNESS WHEREOF, the undersigned have executed the foregoing Consent effective as of February 8, 2018.

Jeffrey J. Mallmes

Andrew J. Kacic

Stanley F. Wilson

Keith Stemler

BEING ALL THE DIRECTORS OF THE COMPANY

EXECUTION PAGE FOR THE

UNANIMOUS WRITTEN CONSENT OF

THE BOARD OF DIRECTORS OF

QUANTUM ENERGY INC.

IN WITNESS WHEREOF, the undersigned have executed the foregoing Consent effective as of February 8, 2018.

Jeffrey J. Mallmes

Andrew J. Kacic

Stanley F. Wilson

Keith Stemler

BEING ALL THE DIRECTORS OF THE COMPANY

EXECUTION PAGE FOR THE

 UNANIMOUS WRITTEN CONSENT OF

THE BOARD OF DIRECTORS OF

QUANTUM ENERGY INC.

IN WITNESS WHEREOF, the undersigned have executed the foregoing Consent effective as of February 8, 2018.

Jeffrey J. Mallmes

Andrew J. Kacic

Stanley F. Wilson

Keith Stemler

BEING ALL THE DIRECTORS OF THE COMPANY

Pacific -Stock Transfer

Global Operations Center

6725 ViaAusti Pkwy, Suite 300

Las Vegas, Nevada 89119

February 5th, 2018.

To
Michelle Husted
Senior Transfer Agent
Securities Division
OR whomever it may concern

I John L. Suprock have lost Stock Certificate 22000 for 200,000 shares of Series “B” convertible preferred stock of Quantum Energy Inc. “QEGY” (see attached copy of certificate). I wish to cancel, and forever quit any title, ownership, and or interest in Quantum Energy Inc. certificate #22000. The certificate was issued April 17th 2014 in the name of John L. Suprock Social Security # XXX-XX-0655.

I John L. Suprock hereby directed you “Pacific Stock Transfer Company” to take any action necessary to cancel, and forever quit any title, ownership, and or interest in Quantum Energy Inc. certificate #22000.

If any other actions or paperwork are required of me please email such to;

suprock@bizinmt.com

Or regular mail

John L. Suprock

6209 E McKellips Rd Lot 408

Mesa, AZ 85215

I can also be contacted by phone at 406-880-3697

Sincerely

John L. Suprock

Quantum Energy, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
PAR VALUE: $0.001

22000 NUMBER		***200,000*** SHARES
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL WHICH IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

This certifies that		SEE REVERSE FOR CERTAIN DEFINITIONS

JOHN L SUPROCK

is the record holder of
*** Two Hundred Thousand ***

FULLY PAID AND NON-ASSESSABLE SHARES OF 6% SERIES “B” CONVERTIBLE PREFERRED STOCK OF
QUANTUM ENERGY, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Dated April 17, 2014	CONTROL STOCK

Secretary	President

COUNTERSIGNED
Pacific Stock Transfer Company
Las Vegas, Nevada

AUTHORIZED SIGNATURE

PFB - 22000	SUPRO 19